[LETTERHEAD OF UNITED INVESTORS LIFE]

August 27, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:	United Investors Annuity Variable Account
Rule 497 Filing
File No. 33-12000

Commissioners:

We are transmitting herewith for filing through EDGAR pursuant to Rule 497 under the Securities Act of 1933, a Supplement dated September 1, 2002, to the Advantage II Variable Prospectus dated May 1, 2002.

Please contact Kathryn Rowan at 800-288-2722, extension 4343 with any questions or comments.

Sincerely,

/s/    Anthony L. McWhorter

Anthony L. McWhorter
President

ALM:dk

cc:  Frederick R. Bellamy

UNITED INVESTORS LIFE INSURANCE COMPANY
Advantage II Deferred Variable Annuity Policy

Supplement dated September 1, 2002 to Prospectus dated May 1, 2002

The following information supplements and supersedes any contrary information in the Advantage II Prospectus:

The following paragraph replaces the first paragraph of the “Death Benefit” section on Page 15 of the Prospectus:

The policy pays a death benefit to the beneficiary named in the policy if the annuitant dies before the retirement date while the policy is in force (unless the annuitant is also an owner; see below). The death benefit is the greatest of:

(a)	the policy value;

(b)	the total purchase payments made, less any amounts withdrawn, less any withdrawal charges on the amounts withdrawn, and less any transaction charges; or

(c)
the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

The following language replaces the “Waiver of Withdrawal Charges Rider” section on Page 18 of the Prospectus in its entirety:

In most states we waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met.

Confinement Provision. The conditions for waiver of withdrawal charges for confinement include:

(a)	the policy was in force at least one year at the time the confinement began;

(b)	the annuitant was age 75 or younger on the policy date;

(c)	the annuitant has been continuously confined to a “Nursing Home,” “Hospital,” or “Hospice Care Program” for at least 60 days;

(d)	such confinement was recommended by a “Physician” due to an injury, sickness or disease; and

(e)	written notice and satisfactory proof of confinement are received no later than 90 days after confinement ends.

Terminal Illness Provision. The conditions for waiver of withdrawal charges for terminal illness include:

(a)	the diagnosis of terminal illness was made by a “Physician” on or after the effective date of this policy and rider;

(b)	written notice and satisfactory proof of the annuitant’s terminal illness are received within 90 days of the date of diagnosis; and

(c)	there is reasonable medical certainty that the death of the annuitant from a non-correctable medical condition will occur within 12 months from the date of the Physician’s statement.

Total Disability Provision. The conditions for waiver of withdrawal charges for total disability include:

(a)	written notice and proof of total disability are received before any withdrawal;

(b)	the total disability has existed continuously for at least six months;

(c)	the policy and rider are in force at the time total disability began; and

(d)	the policy anniversary coinciding with or next following the annuitant’s 60th birthday has not passed at the time total disability began.

We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states.

Notice for Facsimile (FAX) Transactions

You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at the following number prior to 4 p.m. Eastern Time, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the date they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:
Variable Products Division
FAX Number: 205-325-2092
(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transaction requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Please keep this Supplement with your Prospectus dated May 1, 2002, for the Advantage II Deferred Variable Annuity Policy.